UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION

In re:

LASERSIGHT TECHNOLOGIES, INC.                    Case No. 6:03-bk-10370-ABB
                                                 Judge Briskman
           Debtor.                               Chapter 11




                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
                                 FOR THE PERIOD
                            FROM 12/01/03 TO 12/31/03


    Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States
                             Trustee and FRBP 2015.



                                                 Frank M. Wolff
                                                 Attorney for Debtor


Debtor's Address Attorney's Address
and Phone Number and Phone Number

6848 Stapoint Ct.                                Frank M. Wolff
Winter Park, FL 32792 Fla.                       Bar No. 3119521
407 / 678-9900                                   Wolff, Hill, McFarlin &
                                                                Herron, P.A.
                                                 1851 W. Colonial Dr.
                                                 Orlando, FL 32804
                                                 Telephone: 407 / 648-0058
                                                 Facsimile: 407 / 648-0681

                      MONTHLY FINANCIAL REPORT FOR BUSINESS


FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------

Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

Date of Petition:                   9/5/2003
                          ----------------------------


                                                                          CURRENT               CUMULATIVE
                                                                           MONTH              PETITION TO DATE
                                                                    ----------------        ------------------

     1.CASH AT BEGINNING OF PERIOD                                         66,856.58                      0.00
                                                                    ----------------        ------------------
     2.RECEIPTS:
       A.  Cash Sales
                                                                    ----------------        ------------------
             Less: Cash Refunds
                                                                    ----------------        ------------------
             Net Cash Sales                                                     0.00                      0.00
                                                                    ----------------        ------------------
       B.  Collection on Postpetition A/R                                  39,983.70                328,631.96
                                                                    ----------------        ------------------
       C.  Collection on Prepetition A/R                                   29,123.80                412,203.36
                                                                    ----------------        ------------------
       D.  Other Receipts (Attach List)                                   752,544.14                815,208.02
                                                                    ----------------        ------------------
            (If you receive rental income,
             you must attach a rent roll.)
     3.TOTAL RECEIPTS                                                     821,651.64              1,556,043.34
                                                                    ----------------        ------------------

     4.TOTAL CASH AVAILABLE FOR
       OPERATIONS                           (Line 1 + Line 3)             888,508.22              1,556,043.34
                                                                    ----------------        ------------------
     5.DISBURSEMENTS
       A.  U.S. Trustee Quarterly Fees                                          0.00                  2,250.00
                                                                     ----------------        ------------------
       B.  Net Payroll                                                    129,201.64                403,326.89
                                                                    ----------------        ------------------
       C.  Payroll Taxes Paid                                              49,733.23                139,178.05
                                                                    ----------------        ------------------
      D. Sales and Use Taxes
                                                                    ----------------        ------------------
       E.  Other Taxes                                                      5,736.22                  5,736.22
                                                                    ----------------        ------------------
       F.  Rent                                                            15,752.31                 72,100.08
                                                                    ----------------        ------------------
       G.  Other Leases (Attachment 2)                                          0.00                      0.00
                                                                    ----------------        ------------------
       H.  Telephone                                                        7,203.87                 18,515.01
                                                                    ----------------        ------------------
       I.   Utilities                                                       1,671.24                  9,254.68
                                                                    ----------------        ------------------
       J.  Travel & Entertainment                                           4,574.23                 52,424.97
                                                                    ----------------        ------------------
       K. Vehicle Expenses
                                                                    ----------------        ------------------
       L.  Office Supplies                                                  6,580.18                 19,644.07
                                                                    ----------------        ------------------
       M.  Advertising
                                                                    ----------------        ------------------
       N.   Insurance (Attachment 7)                                       52,591.24                165,602.54
                                                                    ----------------        ------------------
       O.  Purchases of Fixed Assets (Attach. 3)                                0.00                      0.00
                                                                    ----------------        ------------------
       P.  Purchases of Inventory (Attachment 3)                          282,519.09                292,258.62
                                                                    ----------------     ------------------
       Q.  Manufacturing Supplies                                                                     4,341.38
                                                                    ----------------        ------------------
       R.  Repairs & Maintenance                                              438.87                  1,651.90
                                                                    ----------------        ------------------
       S.  Payments to Secured Creditors                                                             28,000.00
                                                                    ----------------        ------------------
       T.  Other Operating Expense                                         26,569.15                 35,821.98
                                                                    ----------------        ------------------
                  (Attach List)
6.     TOTAL CASH DISBURSEMENTS                                           582,571.27              1,250,106.39
                                                                    ----------------        ------------------

7.     ENDING CASH BALANCE                     (Attachment 4)             305,936.95                305,936.95
                                                                    ----------------        ------------------
        (Line 4 - Line 6)


       I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
       This 20th day of January, 2004.
                                                                       /s/ Danghui ("David")Liu
                                                                       -------------------------------
                                                                       Danghui ("David") Liu, Vice
                                                                       President


                                  Amount        Amount       Amount        Amount         Customer       Description
                                  #6651         #5501        #5451         #4961

A/R Collections      69,107.50

                                                 121.41                                                  Refund Deposit
                                                  88.42                                                  Refund Travel Advance
                                                  25.00                                                  Refund of Credit Balance
                                                  14.04                                                  Refund of Overcharge
                                                  36.26                                                  Refund Travel Advance
                                               2,479.29                                                  Cobra Reimbursement


                                                                       499,981.00                        Proceeds from DIP Funding
                                                                       249,980.00                        Proceeds from DIP Funding


                                                -181.28                                                  Bank Chgs on wire transfers




Other Receipts      752,544.14       0.00      2,583.14         0.00   749,961.00

Cash Receipts       821,651.64





                                          Amount        Amount       Amount      Amount     Vendor              Description
                                          #6651         #5501        #5451       #4961

Disbursements               556,002.12


                                                         920.70                                                 Bank Chgs
                                                                      648.45                ADP                 P/R Chgs











                                                                                25,000.00  PCE                  Consulting


Other Op Exp                 26,569.15       0.00        920.70       648.45    25,000.00

Cash Disbursements          582,571.27





                                  ATTACHMENT 1
                                  ------------
              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                                                                11,664,819.29
                                                                         -------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable,pre-petition and postpetition, including charge card sales which have not beenreceived):


                Beginning of Month Balance                          8,833,982.08
                                                       --------------------------

               PLUS:    Current Month New Billings                     34,781.01
                                                       --------------------------

               LESS:    Collection During the Month                    69,107.50
                                                       --------------------------

                End of Month Balance                                8,799,655.59
                                                       --------------------------







-----------------------------------------------------------------------------------------------------------------------
AGING:                (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days                31-60 Days             61-90 Days        Over 90 Days             Total
-----------------------  ------------------    -----------------  ---------------------  --------------------

      0                                                                                         0
-----------------------  ------------------    -----------------  ---------------------  --------------------
 100.0%                     0.0%                     0.0%            0.0%                   100.0%




                                  ATTACHMENT 2
                                  ------------
              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------

Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.
Date                       Days
Incurred                   Outstanding                Vendor                       Description         Amount
----------------------------------------------------------------------------------------------------------------------

See Attached








----------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

        Opening Balance (total from prior report)                      62,120.87

PLUS:   New Indebtedness Incurred This Month                            5,240.97

LESS:   Amount Paid on Prior Accounts Payable                          29,545.07

        Ending Month Balance                                           37,816.77



SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
-----------------------------------------------------------------------------------------------------------------------


                                                                                           Total $
Secured                            Date                            # of PostPetition      Amount of
Creditor/                          Payment        Payment          Payments               Post Petition
Lessor                             Due            Amount           Delinquent             Payments
---------                          --------       -------          -----------------      --------------



GE Healtcare                       12/1/2003      12,000.00          2.5                   6,000.00
(Partial payment - $6k made on 11/10/03)





                                  ATTACHMENT 3
                                  ------------
                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------


Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------


                                                              INVENTORY REPORT
                                                              ----------------

INVENTORY BALANCE AT PETITION DATE:                                 9,818,951.66
                                                              ------------------
INVENTORY RECONCILIATION:

        Inventory Balace at Beginning of Month                      9,634,978.15
                                                              ------------------

        Inventory Purchase During Month                                44,130.95(Does not incl. Inventory which was prepaid)
                                                              ------------------

        Inventory Used or Sold                                        692,211.23*
                                                              ------------------

        Inventory on Hand at End of Month                           8,986,897.87
                                                              ------------------

METHOD OF COSTING INVENTORY:                                              Standard Cost
                                        -------------------------------------------------------------------------------
  *In the month of December, gas cylinders were revalued to include costs of the cylinder and hazmat fee. This accounts for an increase in GE inventory value of $6267.50. Also in December, we revalued laserheads to reduce the value of the inoperable laserheads which resulted in a reduction in GE inventory value of $683,500.00. Total valuation change: ($677,232.50).


                                                            FIXED ASSET REPORT
                                                            ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                              122,837.93      (Includes
                                                         -------------------------------------
Property, Plant and Equipment)


BREIF DESCRIPTION (First Report Only):          Book Value of LaserSight Technologies, Inc. Fixed Assets
                                      ---------------------------------------------------------------------------------
Incl. Computer Equipment / Leasehold Improvements / Office Equipment /Furniture & Fixtures / Lab Equipment /
Laser Equipment / R&D Equipment)
-----------------------------------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Balue at Beginning of Month                           67,597.11
                                                    ----------------------------

        LESS:       Depreciation Expense                               15,361.18
                                                    ----------------------------

        PLUS:       New Purchases                                           0.00
                                                    ----------------------------

Ending Monthly Balance                                                 52,235.93
                                                    ----------------------------


BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:
                                             --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------





                                  ATTACHMENT 4
                                  ------------
                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------


A separate sheet is required for each bank account, including all savings andinvestment accounts, i.e. certificates of deposits, money market accounts,stocks and bonds, etc.


NAME OF BANK:  SunTrust Bank                                    BRANCH: University Blvd.
              ------------------------------------------------          ----------------------------------------------

ACCOUNT NAME:  LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
              --------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER 1000018574961
              --------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Disbursements
                    --------------------------------------------------------------------------------------------------

              Beginning Balance                                             0.00
                                                           ----------------------

              Total of Deposits Made                                  860,021.43*
                                                           ----------------------

              Total Amount of Checks Written                          559,970.88**
                                                           ----------------------

              Service Charges
                                                           ----------------------

              Closing Balance                                         300,050.55
                                                           ----------------------


              Number of First Check Written This Period                                                 1000
                                                                                                  -----------

              Number of Last Check Written This Period                                                  1057
                                                                                                  -----------

              Total Number of Checks Written This Period                                                  58
                                                                                                  -----------


                                                      INVESTMENT ACCOUNTS
                                                      -------------------


Type of Negotiable                 Face Value                  Purchase Price                      Date of Purchase
        Instrument
----------------------------       ---------------             ------------------------            -------------------
*  Includes $    100.00 transfer from account 1000013985501 (LST A/P acct-to fund acct)
*  Includes $ 35,098.88 transfer from account 1000013985501 (LST A/P acct-new revenue receipts)
*  Includes $  3,981.75 transfer from account 1000013985501 (LST A/P acct-new revenue receipts)
*  Includes $ 70,000.00 transfer from account 1000013985519 (LSI A/P acct-to fund p/r)
** Includes $114,000.00 transfer to account 1000013985451 (LST P/R acct)
** Includes $ 70,000.00 transfer to account 1000013985519 (LSI A/P acct-to return fund p/r)




                                  ATTACHMENT 5
                               -------------------
                                 CHECK REGISTER
                              --------------------


Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------


NAME OF BANK: SunTrust Bank                                     BRANCH: University Blvd.
              --------------------------------------------------       -----------------------------------------------

ACCOUNT NAME: LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
              --------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER: 1000013985501
                ------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Disbursements
                    --------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.



Date                     Check       Payee                           Purpose                                Amount
                         Number
---------------          ----------  ---------------------------     ---------------------------------   --------------
    12/29/2003                       LaserSight Technologies         Transfer to acct 1000013985451          114,000.00
    12/30/2003                       LaserSight Technologies         Transfer to acct 1000013985519           70,000.00
                                                                                                                   0.00
                                                                                                                   0.00

                                                                                                         --------------
                                                                           Total DIP transfers               184,000.00



                                                                                                         --------------
                         TOTAL NONDISBURSEMENT TRANSFERS                                                     184,000.00

                         1000-1057                                                   See Attached            375,866.06
                                               b/c                                   KMD Networks                104.82

                                                                                                         --------------
                         TOTAL ACTUAL DISBURSEMENTS                                                          375,970.88

                         TOTAL AMOUNT CHECKS WRITTEN/DISBURSEMENTS                                           559,970.88






                                  ATTACHMENT 4
                                  ------------
                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------



A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.


NAME OF BANK: SunTrust Bank                                     BRANCH: University Blvd.
              --------------------------------------------            ------------------------------------------------

ACCOUNT NAME: LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
              --------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:1000013985501
               -------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Disbursements
                    --------------------------------------------------------------------------------------------------


             Beginning Balance                                         55,153.73
                                                           ---------------------

             Total of Deposits Made                                    70,810.84
                                                           ---------------------

             Total Amount of Checks Written                           120,410.82*
                                                           ---------------------

             Service Charges                                              920.70
                                                           ---------------------

             Closing Balance                                            4,633.05
                                                           ---------------------



             Number of First Check Written This Period                                               293
                                                                                                  -------

             Number of Last Check Written This Period                                                323
                                                                                                  -------

             Total Number of Checks Written This Period                                               31
                                                                                                  -------


                                                  INVESTMENT ACCOUNTS
                                                  -------------------


Type of Negotiable                   Face Value                     Purchase Price                    Date of Purchase
       Instrument
--------------------------           --------------                 -----------------------           -----------------

* Includes $47,000.00 transfer to account 1000013985451 (LST P/R acct)
* Includes $   100.00 transfer to account 1000018574961 (LST A/P acct-to fund acct)
* Includes $35,098.88 transfer to account 1000018574961 (LST A/P acct-new revenue receipts)
* Includes $ 3,981.75 transfer to account 1000018574961 (LST A/P acct-new revenue receipts)





                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------

Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------


NAME OF BANK: SunTrust Bank                                     BRANCH: University Blvd.
               -----------------------------------------------          ----------------------------------------------

ACCOUNT NAME: LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
              --------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER: 1000013985501
                ------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Disbursements
                    --------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.


  Date                Check       Payee                              Purpose                                  Amount
                      Number
-----------------     -------     ---------------------           -----------------------------               ---------
   12/11/2003                         LaserSight Technologies     Transfer to acct 1000013985451              47,000.00
   12/11/2003                         LaserSight Technologies     Transfer to acct 1000018574961                 100.00
   12/22/2003                         LaserSight Technologies     Transfer to acct 1000018574961              35,098.88
   12/29/2003                         LaserSight Technologies     Transfer to acct 1000018574961               3,981.75

                                                                                                         --------------
                                        Total DIP transfers                                                   86,180.63



                                                                                                         --------------
                                    TOTAL NONDISBURSEMENT TRANSFERS                                           86,180.63

                            0293-0323             See Attached                                                34,230.19


                                                                                                        --------------
                          TOTAL ACTUAL                                                                        34,230.19
                          DISBURSEMENTS

                                    TOTAL AMOUNT CHECKS WRITTEN/DISBURSEMENTS                                120,410.82






                                  ATTACHMENT 4
                                  ------------
                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.


NAME OF BANK: SunTrust Bank                                     BRANCH: University Blvd.
              --------------------------------------------             -----------------------------------------------

ACCOUNT NAME: LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
              --------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:1000013985451
               -------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:Payroll & Taxes
                   ---------------------------------------------------------------------------------------------------

             Beginning Balance                                         11,702.85
                                                          -----------------------

             Total of Deposits Made                                   161,000.00(transfers from LST Acct# 5501-$ 47k
                                                          -----------------------
                                                                                (transfers from LST Acct# 4961-$114k
             Total Amount of Checks Written                           170,801.05
                                                          -----------------------

             Service Charges                                              648.45(ADP Chgs)
                                                          -----------------------

             Closing Balance                                            1,253.35
                                                          -----------------------



             Number of First Check Written This Period                                                       74
                                                                                                  --------------

             Number of Last Check Written This Period                                                        76
                                                                                                  --------------

             Total Number of Checks Written This Period                                                       3
                                                                                                  --------------


                                                  INVESTMENT ACCOUNTS
                                                  -------------------

Type of Negotiable                   Face Value                     Purchase Price                    Date of Purchase
       Instrument
--------------------------           --------------                 -----------------------           -----------------





                                  ATTACHMENT 5
                               -------------------

                                 CHECK REGISTER
                               -------------------

Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------


NAME OF BANK:  SunTrust Bank                                    BRANCH:University Blvd.
               ------------------------------------------------        ----------------------------------------------

ACCOUNT NAME:  LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
               ------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:1000013985451
               ------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Payroll & Taxes
                    -------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.



Date                      Check                          Payee                  Purpose                  Amount
                          Number
----------------          -------------       ------------------- ------------------------------      -------------

     12/15/2003               w/t             ADP                 P/R Taxes - 12/15/03                    11,268.27
     12/15/2003               w/t             ADP                 P/R - 12/15/03                          36,035.98
     12/31/2003               w/t             ADP                 P/R Taxes - 12/31/03                    30,331.14
     12/31/2003               w/t             ADP                 P/R - 12/31/03                          93,165.66
                                                                                                      -------------
                                                                                                         170,801.05






                                  ATTACHMENT 6
                                  ------------
                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------




                           TAXES PAID DURING THE MONTH
                           ---------------------------
Report all post-petition taxes paid or deposited into the tax account.

Date                        Bank                                    Description                        Amount
---------------             --------------             ---------------------------------------   ---------------

      12/15/03              Deutsche Bank              ADP Payroll Deposit                            11,268.27
(Deposited 12/11/03)        Trust Co-Americas

      12/31/03              Deutsche Bank              ADP Payroll Deposit                            30,331.14
(Deposited 12/29/03)        Trust Co-Americas



-----------------------------------------------------------------------------------------------------------------------

                               TAXES OWED AND DUE
                               ------------------
Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation.  Date last tax return filed
                                                                                  -------------------------------------
Period return covers
                            ------------------------------------------------------------------

                                         Date
       Name of Taxing                    Payment
         Authority                       Due                            Description                      Amount
-----------------------------            ---------------   ---------------------------------------       --------------




                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------


Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------

FOR THE PERIOD BEGINNING:            12/01/03                            AND ENDING :            12/31/03
                            --------------------------                               --------------------------------



Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                                      Title                               Amount Paid
-----------------------------------------------------------------------------------------------------------------------
Liu, Danghui                                                  Interim CEO                         40,800.00*
Davis, Richard                                                VP                                  19,583.35**
Weida, Charles                                                VP                                  11,655.01**
Shi, Zhentian                                                 VP                                   7,406.99**

*   Includes Bonus of $25,800.00
**  Includes unpaid PTO wages - did not receive pay during November (reported in error) due to Furlough

-----------------------------------------------------------------------------------------------------------------------
                                PERSONNEL REPORT
                                ----------------

                                                                       Full Time             Part Time

Number of employees at beginning of period                                    23                     0
                                                                         -------       ---------------

Number hired during the period                                                 0                     0
                                                                         -------       ---------------

Number terminated or resigned during period                                    0                     0
                                                                         -------       ---------------

Number of employees on payroll at end of period                               23                     0
                                                                         -------       ---------------


-----------------------------------------------------------------------------------------------------------------------

                                          CONFIRMATION OF INSURANCE
                                          -------------------------
List all policies of insurance in effect, including but not limited to workers'
compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                               Agent &                                                                         Date
                               Phone                                              Coverage        Expiration   Premium
   Carrier                     Number               Policy No.                    Type            Date         Due
----------------------------  --------------------  ------------------            ----------      ------       ------


See Attached


                                                ATTACHMENT 8



            SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
            ------------------------------------------------













































We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
      ------------------------------------

LASERSIGHT INCORPORATED
CAUTIONARY STATEMENT

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties, including, but not limited to, the Company's having filed for bankruptcy and factors relating to the Company's operations and the business environment in which the Company operates, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the Company's ability to operate pursuant to its [financing facility]; the ability of the Company to obtain and maintain normal terms with its vendors and other service providers; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended December 31, 2002 and the quarterly report on Form 10-Q March 31, 2003. The Company's most recent fiscal quarter on file. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.